                                                                  Exhibit 10.29

                               AGREEMENT REGARDING
                       FELDMAN LUBERT ADLER HARRISBURG LP



         This Agreement Regarding Feldman Lubert Adler Harrisburg LP (the "Agreement") is made effective the 19 day of July, 2004, by Feldman
Harrisburg General Partner Inc. as the general partner (the "Mall General Partner"), Feldman Harrisburg Limited Partnership, LP (the "Feldman LP"), Lubert-Adler Real Estate Fund III, L.P., Lubert-Adler Real Estate Parallel Fund III, L.P., Lubert-Adler Capital Real Estate Fund III, L.P. and Lubert-Adler Real Estate Equity Fund III, L.P. (each such Lubert-Adler entity a "Fund III Partner" and, collectively, the "Fund III Partners") and Lubert-Adler Real Estate Fund IV, L.P., Lubert-Adler Real Estate Parallel Fund IV, L.P. and Lubert-Adler Capital Real Estate Fund IV, L.P. (each a "Fund IV Partner" and, collectively, the "Fund IV Partners", and collectively, together with the Fund III Partners, the "Fund Partners"), Feldman Equities Operating Partnership LP, a Delaware limited partnership (the "Operating Partnership"), Feldman Holdings Business Trust I, a Massachusetts business trust (the "OP General Partner"), and Feldman Mall Properties, Inc., a Maryland corporation ("FMP").

         For valuable consideration, the parties agree as follows:

         1. EXISTING MALL PARTNERSHIP INTERESTS. The parties all acknowledge and agree that the existing partners in Feldman Lubert Adler Harrisburg LP, a Pennsylvania limited partnership (the "Mall Partnership") are as shown on Exhibit A attached hereto.

         2. TRANSFER BY FELDMAN ENTITIES. Fund III Partners and Fund IV Partners hereby consent to the assignment by Feldman LP and Mall General Partner of their partnership interests in the Mall Partnership to the Operating Partnership, OP General Partner, FMP or any subsidiary of Operating Partnership, FMP or OP General Partner provided that in all cases, the Chief Executive officer or president of FMP, or the controlling stockholder of FMP, is Larry Feldman at the time of such transfer and the trustee of the OP General Partner is Larry Feldman or an entity owned and controlled by FMP at the time of such transfer. Fund III Partners and Fund IV Partners acknowledge that such assignment has not yet occurred and agree that the foregoing consent shall be valid and apply to any assignment occurring within one (1) year following the date of this Agreement. Alternatively, at the election of the shareholders of Mall General Partner or the partners of Feldman LP, such shareholders or partners may assign their ownership interests in Mall General Partner or Feldman LP to Operating Partnership, OP General Partner, FMP or any subsidiary of Operating Partnership, FMP or OP General Partner and, in such event, Mall General Partner shall continue as the general partner of the Mall Partnership and Feldman LP shall continue as a limited partner of the Mall Partnership provided that in all cases, the Chief Executive officer or president of FMP, or the controlling stockholder of FMP, is Larry Feldman at the time of such transfer and the trustee of the OP General Partner is Larry Feldman or an entity owned and controlled by FMP at the time of such transfer. Following the effective date of such assignment, the assignee of the interest of Mall General Partner shall be the substitute general partner of the Mall Partnership and the assignee of the interest of Feldman LP shall be a substitute limited partner of the Mall Partnership. Promptly following request, Fund III Partners and Fund IV Partners shall execute any further consents or documents reasonably requested to evidence or give effect to the foregoing, including without limitation an amendment to the Agreement of Limited Partnership (as amended by the first and second amendments thereto, the "Mall Partnership Agreement") of the Mall Partnership.


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         3. OPTION TO PURCHASE FUND'S PARTNERSHIP INTERESTS.

            (a) Grant of Option. At any time within one (1) year following the date of this Agreement (the "Option Expiration Date"), any one of Feldman LP, Mall GP, FMP, Operating Partnership and/or OP General Partner (or any subsidiary thereof designated by any of the foregoing) shall have the option ("Option") to purchase all of the partnership interests of Fund III Partners and Fund IV Partners in the Mall Partnership (the "Fund Partnership Interests"), provided that at the Option Closing (as hereinafter defined) the Fund III Partners are released from all liability to Commerce Bank, N.A. ("Commerce") including, without limitation, all liability under that certain Guaranty Agreement dated December 10, 2003 executed and delivered by the Fund III Partners to Commerce (the "Commerce Guaranty").

            (b) Exercise and Closing of Option. The Option may be exercised by written notice to Fund III Partners and Fund IV Partners given pursuant to the notice provisions of the Mall Partnership Agreement. The consummation of the sale of the Fund Partnership Interests (the "Option Closing") following exercise of the Option shall occur on the first to occur of (i) the Option Expiration Date or (ii) such date as may be specified in the notice of exercise of the option or any subsequent written notice from the entity exercising the Option (the "Option Purchaser"), which date shall be no later than sixty (60) days after the date of notice of exercise of the option; provided, however, in no event shall the Option Closing occur on or before October 2, 2004. The Option Closing shall occur at a place to be designated by the Option Purchaser in Southeastern Pennsylvania. In the event of the failure of the Option Purchaser to proceed with the purchase of the Fund Partnership Interests within the time frames specified in this Agreement, this option shall automatically terminate and be of no further force and effect.

            (c) Deliveries at Option Closing. At the Option Closing, (i) the Option Purchaser shall pay to Fund III Partners and Fund IV Partners the total sum of Twenty Seven Million Six Hundred Thousand Dollars ($27,600,000.00) in cash (by wire transfer of funds), which funds shall be divided between Fund III Partners and Fund IV Partners in proportion to their respective ownership of the Fund Partnership Interests, and (b) the Option Purchaser shall deliver to the Fund III partners a release of the Commerce Guaranty and other Commerce obligations, and (c) the Fund III Partners and Fund IV Partners shall deliver to the Option Purchaser a written assignment of the Fund Partnership Interests to the Option Purchaser in the form attached hereto as Exhibit B.

         The Partnership shall pay the legal fees of both the Option Purchaser and the Fund III and Fund IV Partners in connection with this Agreement. Both the Option Purchaser, and the Fund III Partners and the Fund IV partners (in proportion to their respective ownership of the Fund Partnership Interests) shall each pay the cost of their own legal fees in connection with the Option Closing. If any transfer taxes or other governmental fees or charges are imposed on any person as a result of the existence of this Agreement or any assignment permitted under this Section 3 (whether or not such transfer taxes are payable solely because of the existence of this Agreement or because the transfer or potential transfer hereunder has been aggregated with other transfers of interests, including the transfer described in Section 2 above), such expenses shall be paid as follows: fifty percent half (50%) by the Fund III Partners and Fund IV Partners (in proportion to their respective interests in the Mall Partnership) and fifty percent (50%) by the Option Purchaser.

            (d) Status of Fund Partnership Interests. Fund III Partners and Fund IV Partners covenant, warrant and represent to the Option Purchaser that (a) none of Fund III Partners or Fund IV Partners has previously assigned or encumbered the Fund Partnership Interests, (b) none of Fund III Partners or Fund IV Partners has taken any action in breach of the Mall Partnership Agreement,
(c) each of Fund III Partners and Fund IV Partners has the requisite power and authority to enter into this Agreement and perform their obligations hereunder,
(d) to the knowledge of the Fund III Partners and the Fund IV Partners, there is no litigation or arbitration pending or threatened against the Fund III Partners or the Fund IV Partners regarding the Fund Partnership Interests or the Mall Partnership, (e) no broker is entitled to any commission as a result of the Option Closing or this Agreement, and (f) prior to the Option Expiration Date, none of Fund III Partners or Fund IV Partners will assign or encumber the Fund Partnership Interests in whole or in part without the prior written approval of FMP, which approval shall not be unreasonably withheld so long as the assignee or lienholder agrees to be bound by the provisions of this Agreement in a written instrument reasonably acceptable to FMP; the foregoing covenants, warranties and representations shall survive the Option Closing. Except as expressly stated in this paragraph, the Fund Partnership Interests shall be transferred to and accepted by the Option Purchaser without any covenants, warranties or representations by Fund III Partners or Fund IV Partners, and the Fund Partnership Interests shall be conveyed without any implied warranties of any nature, "AS IS" and "WITH ALL FAULTS." Without limitation of the foregoing, each potential Option Purchaser hereby acknowledges that it is and will be familiar with the operations of the Mall Partnership and the assets of the Mall Partnership and that, if it exercises the Option, it will do so based on its own independent knowledge and investigation of such matters and not in reliance on any covenant, warranty or representation of Fund III Partners or Fund IV Partners that is not expressly stated in this Agreement.

         4. PAYMENT FOR EXPANSION SITE. Following the Option Closing, the Option Purchaser shall pay to the Fund III Partners and the Fund IV Partners the Expansion Site Payment (hereinafter defined) in connection with the expansion site generally depicted as DS-4 on Exhibit C (the "Expansion Site). The Expansion Site Payment shall be due and payable no later than ten (10) days prior to the commencement of construction of improvements for an enclosed building on the Expansion Site, including site improvements for an enclosed building on the Expansion Site (hereinafter, a "Development Event"). The Expansion Site Payment shall be in the amount of One Million Three Hundred Fifty Four Thousand Nine Hundred Sixty Three ($1,354,963.00) Dollars unless the Expansion site is developed for a single tenant of more than Fifty Thousand (50,000) square feet of building area in which event the Expansion Site Payment shall be zero and the Option Purchaser shall have no further obligations under this paragraph 4.

         The obligations of the Option Purchaser to make the payment for the Expansion Site shall survive the Option Closing and any sale or transfer of the Expansion Site or any interest of the Option Purchaser in the Mall Partnership.

         5. MALL PARTNERSHIP CAPITAL CONTRIBUTIONS. If required, any contributions of the partners to the Mall Partnership from the date of this Agreement until the first to occur of the Option Closing or the Option Expiration Date shall be made in the form of a unsecured loan from each partner to the Mall Partnership, which loans shall bear interest at the Priority Return rate specified in the Mall Partnership Agreement. Any such loans shall be repaid by the Mall Partnership at or prior to the Option Closing and shall not affect the purchase price for the Fund Partnership Interests. If the Option is not exercised or the Option Closing does not occur, such loans shall be repaid prior to any distributions under the Partnership Agreement of the Mall Partnership. Upon request by any contributing partner, the parties shall cause the Mall Partnership to execute a promissory note reflecting contributions by such partner pursuant to this paragraph.

         6. RATIFICATION OF MALL PARTNERSHIP AGREEMENT. All other terms and provisions contained in the previously executed Mall Partnership Agreement are hereby ratified and shall remain in full force and effect.

         7. PENNSYLVANIA LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which together shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

         9. DEFINED TERMS. All capitalized terms not defined herein shall have the meanings as set forth in the Mall Partnership Agreement.

         10. ATTORNEYS FEES. The prevailing party in any litigation regarding this Agreement shall be entitled to recover its costs and reasonable attorneys fees.

         11. ENTIRE AGREEMENT. This Agreement represents the entire agreement of the parties regarding the subject matter hereof; all prior negotiations, discussions and agreements are merged herein. This Agreement has been reached by negotiation between sophisticated parties represented by legal counsel and shall therefore not be construed against a party based on such party or its counsel having prepared any provision hereof.

         12. TIME IS OF THE ESSENCE. All times provided for herein are and shall be of the essence of this Agreement.

         13. ASSIGNMENT. This Agreement and the obligation of the Option Purchaser hereunder to make the Expansion Site Payment may not be assigned by Option Purchaser without the written consent of the Fund III Partners and the Funds IV Partners in their sole discretion until the Option Closing has occurred. Thereafter, this Agreement and/or the obligation of the Option Purchaser to make the Expansion Site Payment may not be assigned by Option Purchaser unless either (a) the Fund III Partners and the Funds IV Partners have given written consent to such assignment in their sole discretion or (b) the assignment is given to a purchaser of the majority of the Harrisburg Mall project in Harrisburg, Pennsylvania, and such purchaser has a net worth of not less than Twenty Two Million Five Hundred Thousand Dollars ($22,500,000). Upon a permitted assignment under either of the foregoing two sentences and assumption of the assigned obligations by the assignee, the assignor shall be released from further obligations hereunder. Notwithstanding the foregoing, after the Option Closing this Agreement and/or the obligation of Option Purchaser to make the Expansion Site Payment may be assigned without satisfaction of either condition in the preceding sentence to a purchaser of the majority of the Harrisburg Mall project in Harrisburg, Pennsylvania if the assignor acknowledges in writing that the assignor is not being released from liability under this Agreement by reason of such assignment.



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

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.



                 THE BALANCE OF THIS PAGE IS INTENTIONALLY BLANK
                      SIGNATURES APPEAR ON FOLLOWING PAGES.

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                                   FELDMAN HARRISBURG GENERAL PARTNER INC.,
                                   a Pennsylvania corporation

                                   By: /s/ Lawrence Feldman
                                       -----------------------------------------
                                       Lawrence Feldman
                                       President

                                   FELDMAN HARRISBURG LIMITED PARTNERSHIP, LP,
                                   a Pennsylvania limited partnership
                                   By: FELDMAN HARRISBURG GENERAL PARTNER INC.,
                                       a Pennsylvania corporation, its general
                                       partner

                                       By:  /s/ Lawrence Feldman
                                            -----------------------------------
                                            Lawrence Feldman
                                            President

                                   FELDMAN EQUITIES OPERATING PARTNERSHIP, LP,
                                   a Delaware limited partnership
                                   By: FELDMAN HOLDINGS BUSINESS TRUST I,
                                       a Massachusetts business trust,
                                       its general partner

                                       By:  /s/ Lawrence Feldman
                                            -----------------------------------
                                            Lawrence Feldman
                                            Trustee

                                   FELDMAN HOLDINGS BUSINESS TRUST I,
                                   a Massachusetts business trust

                                   By: /s/ Lawrence Feldman
                                       -----------------------------------
                                       Lawrence Feldman
                                       Trustee

                                   FELDMAN MALL PROPERTIES, INC.,
                                   a Maryland corporation

                                   By: /s/ Lawrence Feldman
                                       --------------------------
                                       Lawrence Feldman
                                       President

                                   LUBERT-ADLER REAL ESTATE FUND III, L.P.
                                   By: Lubert-Adler Group III, L.P.,
                                       its General Partner
                                       By:  Lubert-Adler Group III, LLC,
                                            its General Partner


                                            By: /s/ Howard E. Lubert
                                                ---------------------------
                                                Howard E. Lubert, V.P.


                                   LUBERT-ADLER REAL ESTATE PARALLEL
                                   FUND III, L.P.
                                   By: Lubert-Adler Group III, L.P.,
                                       its General Partner
                                       By: Lubert-Adler Group III, LLC,
                                           its General Partner


                                           By: /s/ Howard E. Lubert
                                               ---------------------------
                                               Howard E. Lubert, V.P.


                                   LUBERT-ADLER CAPITAL REAL ESTATE
                                   FUND III, L.P.
                                   By: Lubert-Adler Group III, L.P.,
                                       its General Partner
                                       By: Lubert-Adler Group III, LLC,
                                           its General Partner


                                           By: /s/ Howard E. Lubert
                                               ---------------------------
                                               Howard E. Lubert, V.P.


                                   LUBERT-ADLER REAL ESTATE EQUITY
                                   FUND III, L.P.
                                   By: Lubert-Adler Group III, L.P.,
                                       its General Partner
                                       By: Lubert-Adler Group III, LLC,
                                           its General Partner


                                           By: /s/ Howard E. Lubert
                                               ---------------------------
                                               Howard E. Lubert, V.P.

                                   LUBERT-ADLER REAL ESTATE FUND IV, L.P.
                                   By: Lubert-Adler Group IV, L.P.,
                                       its General Partner
                                       By: Lubert-Adler Group IV, LLC,
                                           its General Partner


                                           By: /s/ Howard E. Lubert
                                               ---------------------------
                                               Howard E. Lubert, V.P.


                                   LUBERT-ADLER REAL ESTATE PARALLEL
                                   FUND IV, L.P.
                                   By: Lubert-Adler Group IV, L.P.,
                                       its General Partner
                                       By: Lubert-Adler Group IV, LLC,
                                           its General Partner

                                           By: /s/ Howard E. Lubert
                                               ---------------------------
                                               Howard E. Lubert, V.P.


                                   LUBERT-ADLER CAPITAL REAL ESTATE
                                   FUND IV, L.P.
                                   By: Lubert-Adler Group IV, L.P.,
                                       its General Partner
                                       By: Lubert-Adler Group IV, LLC,
                                           its General Partner

                                           By: /s/ Howard E. Lubert
                                               ---------------------------
                                               Howard E. Lubert, V.P.

                                    EXHIBIT A

                                    PARTNERS

NAME AND ADDRESS                                             PERCENTAGE INTEREST

Feldman Harrisburg General Partner Inc.                            1.000000%
12 Augusta Lane
Manhasset, New York 11030

Lubert-Adler Real Estate Fund III, L.P.                           49.102833%
435 Devon Park Drive Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Parallel Fund III, L.P.                   1.105750%
435 Devon Park Drive Building 500
Wayne, PA  19087

Lubert-Adler Capital Real Estate Fund III, L.P.                    7.252917%
435 Devon Park Drive Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Equity Fund III, L.P.                     2.538500%
435 Devon Park Drive Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Fund IV, L.P.                            13.201500%
435 Devon Park Drive Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Parallel Fund IV, L.P.                    0.303000%
435 Devon Park Drive Building 500
Wayne, PA  1908

Lubert-Adler Capital Real Estate Fund IV, L.P.                     1.495500%
435 Devon Park Drive Building 500
Wayne, PA  19087

Feldman Harrisburg Limited Partnership, LP                        24.000000%
12 Augusta Lane,
Manhasset, New York 11030
                                                                  --------------

Total                                                              100.0000%
                                                                   =========

                                    EXHIBIT B

                       ASSIGNMENT OF PARTNERSHIP INTERESTS

                  For valuable consideration, the undersigned Transferors hereby assign to ____________________, a _____________, all of the Transferors' rights as partners under the Agreement of Limited Partnership Agreement ("Mall Partnership Agreement") of Feldman Lubert Adler Harrisburg LP, a Pennsylvania limited partnership (the "Mall Partnership"), and the Transferee hereby accepts such assignment and delegation and assumes the obligations of the Transferors under the Mall Partnership Agreement. The foregoing assignment is made without covenant, warranty or representation of any nature except as expressly stated in that certain Agreement dated _________, 2004 between Transferors, Feldman Harrisburg General Partner Inc. as the general partner, Feldman Harrisburg Limited Partnership, LP, Feldman Equities Operating Partnership LP, and Feldman Holdings Business Trust I, a Massachusetts business trust.

Dated: ___________, 200_
                                  TRANSFERORS:
                                  LUBERT-ADLER REAL ESTATE FUND III, L.P.
                                  By: Lubert-Adler Group III, L.P.,
                                      its General Partner
                                      By:  Lubert-Adler Group III, LLC,
                                           its General Partner


                                           By:
                                               ---------------------------
                                               Howard E. Lubert, V.P.

                                  LUBERT-ADLER REAL ESTATE PARALLEL
                                  FUND III, L.P.
                                  By: Lubert-Adler Group III, L.P.,
                                      its General Partner
                                      By:  Lubert-Adler Group III, LLC,
                                           its General Partner


                                           By:
                                               ---------------------------
                                               Howard E. Lubert, V.P.

                                  LUBERT-ADLER CAPITAL REAL ESTATE
                                  FUND III, L.P.
                                  By: Lubert-Adler Group III, L.P.,
                                      its General Partner
                                      By: Lubert-Adler Group III, LLC,
                                          its General Partner

                                          By:
                                              ---------------------------
                                              Howard E. Lubert, V.P.

                                  LUBERT-ADLER REAL ESTATE EQUITY FUND III, L.P.
                                  By: Lubert-Adler Group III, L.P.,
                                      its General Partner
                                      By: Lubert-Adler Group III, LLC,
                                          its General Partner


                                          By:
                                              ---------------------------
                                              Howard E. Lubert, V.P.

                                  LUBERT-ADLER REAL ESTATE FUND IV, L.P.
                                  By: Lubert-Adler Group IV, L.P.,
                                      its General Partner
                                      By: Lubert-Adler Group IV, LLC,
                                          its General Partner


                                          By:
                                              ---------------------------
                                              Howard E. Lubert, V.P.


                                  LUBERT-ADLER REAL ESTATE PARALLEL
                                  FUND IV, L.P.
                                  By: Lubert-Adler Group IV, L.P.,
                                      its General Partner
                                      By: Lubert-Adler Group IV, LLC,
                                          its General Partner


                                          By:
                                              ---------------------------
                                              Howard E. Lubert, V.P.

                                  LUBERT-ADLER CAPITAL REAL ESTATE FUND IV, L.P.
                                  By: Lubert-Adler Group IV, L.P.,
                                      its General Partner
                                      By: Lubert-Adler Group IV, LLC,
                                          its General Partner


                                          By:
                                              ---------------------------
                                              Howard E. Lubert, V.P.

                                    EXHIBIT C

                                 EXPANSION SITE